ADVANCED SERIES TRUST

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Supplement dated October 7, 2020 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangements, Strategy Changes and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing Neuberger Berman Investment Advisers LLC and LSV Asset Management with Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington Management) and Victory Capital Management Inc. (Victory Capital); (ii) changing the name of the Portfolio to "AST Mid-Cap Value Portfolio"; and (iii) revising the principal investment strategies of the Portfolio. These changes are expected to become effective on February 22, 2021.

To reflect these changes, the SAI relating to the Portfolio is hereby revised as follows, effective February 22, 2021:

A.All references in the SAI to "AST Neuberger Berman/LSV Mid-Cap Value Portfolio" are hereby changed to "AST Mid-Cap Value Portfolio."

B.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Mid-Cap Value Portfolio	The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.00% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the
Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

C.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Mid-Cap	Massachusetts Financial Services	0.40% of average daily net assets on the first $250 million;
Value Portfolio	Company	0.375% of average daily net assets on the next $250 million;
0.35% of average daily net assets on the next $500 million
0.32% of average daily net assets over $1,000 million
	Victory Capital Management Inc.	0.40% of average daily net assets on the first $200 million;
0.35% of average daily net assets on the next $250 million;
0.30% of average daily net assets on the next $250 million;
0.25% of average daily net assets over $700 million

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
	Wellington Management Company	0.35% of average daily net assets on the first $100 million;
	LLP	0.30% of average daily net assets on the next $100 million;
0.25% of average daily net assets over $200 million

D.The section in Part I of the SAI entitled "Notes to Subadviser Fee Rate Table" is hereby revised by replacing the information pertaining to MFS with the information set forth below:

MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

-AST Large-Cap Core Portfolio (sleeve managed by MFS)

-AST MFS Global Equity Portfolio

-AST MFS Growth Allocation Portfolio

-AST MFS Growth Portfolio

-AST MFS Large-Cap Value Portfolio

-AST Mid-Cap Growth Portfolio (sleeve managed by MFS)

-AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS).

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

E.The table in Part I of the SAI under "PORTFOLIO MANAGERS: OTHER ACCOUNTS" pertaining to the Portfolio is hereby replaced with the following:

AST Mid-Cap Value Portfolio

Subadviser	Portfolio	Registered	Other Pooled	Other	Ownership of
	Managers	Investment	Investment	Accounts*	Portfolio
		Companies*	Vehicles*		Securities*
PGIM	Brian Ahrens	19/$56.76 billion	None	None	None
Investments
LLC
	Andrei O.	19/$56.76 billion	None	None	None
Marinich,
CFA
	Todd L. Kerin	19/$56.76 billion	None	None	None
	Saleem Z.	13/$11.99 billion	None	None	None
Banatwala,
CFA
Massachusetts	Brooks Taylor	9/$24,277.8	None	4/$89.9 billion	None
Financial		billion
Services
Company
	Kevin Schmitz	8/$16,688.3	None	4/$89.9 billion	None
billion
Victory Capital	Gary Miller	6/$18,964.45	4/$653.43	19/$1,208.81	None
Management		billion	billion	billion
Inc.

AST Mid-Cap Value Portfolio

Subadviser	Portfolio	Registered	Other Pooled	Other	Ownership of
	Managers	Investment	Investment	Accounts*	Portfolio
		Companies*	Vehicles*		Securities*
Wellington	Greg	7/$2,327,875,981	3/209,195,430	6/1,218,701,312	None
Management	Garabedian		1/8,066,673	2/102,366,679
Company LLP

* Information is as of August 31, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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